UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 17, 2012

IMAGENETIX, INC.

(Exact name of registrant as specified in its charter)

Nevada	033-24138-D	87-0463772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10845 Rancho Bernardo Road, Suite 105
San Diego, California		92127

(Address of Principal Executive Offices)		(Zip Code)

(858) 674-8455
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 — Business and Operations

Item 1.03. Bankruptcy or Receivership.

Section 2 — Financial Information

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation under an Off-balance Sheet Arrangement.

SIGNATURE

Table of Contents

Section 1 — Business and Operations

Item 1.03. Bankruptcy or Receivership.

     On December 17, 2012, Imagenetix, Inc., a Nevada corporation (“IAGXE”, or the “Company”), filed a voluntary petition in the United States Bankruptcy Court for the Southern District of California seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The filing, case no. 12-16423-MM11, was made by the Company (the “Bankruptcy Case”).

The Company continues to operate its business as debtors-in-possession under the jurisdiction of the bankruptcy court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the bankruptcy court.

Section 2 — Financial Information

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement.

     The filing of the Bankruptcy Case created an event of default or otherwise triggered or may trigger repayment obligations under an instrument and agreement relating to financial obligations of the Company under a Secured Promissory Note entered into with Pacific Rainbow, Inc.

The Company believes that any efforts to enforce the payment or other obligations under this instrument is stayed as a result of the filing of the Bankruptcy Case in the Bankruptcy Court.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the securities laws.  Forward-looking statements include all statements that do not relate solely to the historical or current facts, and can be identified by the use of forward looking words such as "may", "believe", “would”, “could”, “should”, "expect", "project", "anticipate", “estimates", “possible”, "plan", "strategy", "target", "prospect" or "continue" and other similar terms and phrases.  These forward looking statements are based on the current plans and expectations of our management and are subject to a number of uncertainties and risks that could significantly affect our current plans and expectations, as well as future results of operations and financial condition and may cause our actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ materially from our expectations are described in Item 1A.  (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended March 31, 2011.  In making these forward-looking statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Private Securities Reform Act of 1995.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct.  We do not assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors affecting such forward-looking statements.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENETIX, INC.
By:	/s/ WILLIAM P. SPENCER
William P. Spencer
Chief Executive Officer and President

Dated: December 17, 2012